                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                           HOSPITALITY MARKETING CONCEPTS
                                MARKETING AGREEMENT



     This Marketing Agreement ("Agreement") is entered into this 13th day of January 1995, by and between HOSPITALITY MARKETING CONCEPTS INTERNATIONAL LIMITED with its seat in West Sussex, England (hereinafter "HMC") and ORBIS COMPANY INC. (hereinafter "ORBIS")


                                       PREAMBLE

     WHEREAS, HMC has the expertise and experience in the organization, advertisement, research, promotion and development of hotel and hospitality marketing Programmes, as that term is hereinafter defined; and

     WHEREAS, ORBIS is in the business of offering to the general public lodging, recreational and restaurant facilities, including related services; and

     WHEREAS, HMC, ORBIS and the participating ORBIS HOTELS are desirous of entering into an agreement whereby HMC will act as the exclusive marketing representative, of Club ORBIS as describes hereinbelow, of the participating ORBIS HOTELS to market and promote the facilities and services hereafter described, within the Territory as defined under the terms and conditions set forth hereinbelow.


                                          1
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                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                                      AGREEMENT

     THEREFORE, in consideration of the premises and the mutual promises, covenants and agreements herein contained, it is agreed by and between HMC, ORBIS and the participating ORBIS HOTELS as follows:

     1.   DEFINITIONS

     (A)  The preamble of this Agreement shall form an integral part hereof.

     (B) Unless otherwise specified by subject and content, the words appearing in the first column of the following table whenever used within this Agreement shall bear the meanings set opposite them, respectively, in the second column thereof:

Agreement Term                The period beginning on the day in which this
                              Agreement becomes effective and continuing until this Agreement is terminated as provided herein.

Club Name                     The name appearing on all the collateral material
                              relating to the Membership Programme and the plastic membership card described herein.

Execution Date                The date of the execution of this Agreement as
                              first written above.

Active Programme              A Marketing Programme that is actively selling
                              memberships.

HMC SP. Z 0.0.                The legal entity which shall be established by HMC
                              for realisation of this Agreement and to which all rights and obligations of HMC under this Agreement shall be assigned.

Gross Receipts                All membership fees generated by the Programme,
                              less all amounts paid for VAT or other similar tax.

ORBIS S.A.                    The legal entity entering into this Marketing
                              Agreement with HMC.

Marketing Programme           The telemarketing operation implemented by HMC on
                              behalf of ORBIS to promote and sell Membership
                              Cards.

Membership Programme          The granting of the right to use the facilities of
                              ORBIS under the "Club" name specified herein.

Member(s)/Membership          Those individuals who purchase the Membership
                              Programme described herein and are holders of Membership Cards.


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                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



Membership Date               The date of the purchase of the Membership Card by
                              Member.

Membership Term               The period beginning on the Membership Date and
                              continuing for twelve (12) to thirteen (13) consecutive months thereafter.

Membership Card               The plastic identification card issued in
                              connection with the purchase of the Membership for the Membership Programme described herein.

Membership Agreement          The agreement under which a person becomes a
                              member.

Proprietary Information       Any and all information of a secret or
                              confidential nature arising in relation to the hotel marketing programmes of HMC, including but not limited to brochures, promotional literature, marketing materials, club membership agreements, club membership cards and all other products related, similar to or derived from the membership programme, any idea, date, knowhow, technique, formula, method process, use, composition, product, invention, trade secret or other technical, business, financial customer or product development plans, forecasts or strategies and the names and expertise of employees and consultants, whether or not any such information can be patented, trademarked, copyrighted or enforceable as a trade secret under the laws of any nation.

Sales Reports                 Financial and accounting reports sent to ORBIS on
                              a weekly basis.

The Territory                 All domestic markets.


     2.   MEMBERSHIP CARDS

     HMC shall print or cause to be printed Membership Cards bearing the title ORBIS GOLD CLUB for the Membership Programme. HMC shall [REDACTED*] all design, preproduction, and manufacturing costs incurred relating to the production of the Membership Cards [REDACTED*]. Each Membership Card shall be valid and honored by each participating ORBIS hotel for the Membership Term.

     Prior to the initial distribution of Membership Cards to Members, HMC shall provide to ORBIS all plans, designs, and artwork on the proposed Membership Card. ORBIS shall, within ten (10) days of receipt of the proposed Membership Card, provide written notice to HMC that the proposed Membership Card has met, or rails to meet, the product quality control standards of ORBIS. In the event HMC does not receive written notice of acceptance or rejection of the proposed Membership Card, the plan, design, and artwork of the Membership Card will be presumed to meet the minimum product quality control standards of ORBIS, and will thereafter


                                          3
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                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



be produced in such form and distributed to those entitled under this Agreement to Membership Cards.

     3.   COMPLIMENTARY MEMBERSHIPS

     ORBIS shall be entitled to [REDACTED*] Membership Cards free of charge for each participating ORBIS hotel. The [REDACTED*] promotional Membership Card, and each promotional Membership Card thereafter, will be distributed at a cost to the requester of [REDACTED*] of such Membership Card.

     4.   MARKETING MATERIALS

     Substantially contemporaneous with the production of the Membership Cards but not before, HMC shall produce marketing materials, including, but not limited to, marketing literature, promotional materials and advertisements for the Membership Programme [REDACTED*]. ORBIS has the right to review all materials produced by HMC relating to the packaging, promotion and marketing of ORBIS.

     Prior to the distribution of marketing materials to the general public, HMC shall provide ORBIS with copies of the proposed marketing material or advertisement. ORBIS shall, within then (10) days of receipt of the proposed marketing material, provide written notice to HMC that the proposed standards of ORBIS. In the event HMC does not receive written notice of acceptance or rejection of the proposed material within ten (10) days of receipt of said material, the plan, design and artwork of the material will be presumed to meet the minimum product quality control standards of ORBIS, and will thereafter be distributed to the general public.

     5.   MEMBERSHIP TERM

     Each Membership Card sold by HMC shall be valid for the Membership Term. Each Member shall be entitled to those privileges specified on the Membership Card and marketing materials, subject to all limitations, restrictions, and/or disclaimers contained in such materials.

     Membership Cards shall have no cash value or redemption value, unless specifically stated on the Membership Card to have said value.

     6.   RESTAURANT DISCOUNT

     All restaurants at participating ORBIS hotels shall honor the Membership Card for a minimum of two (2) persons with no maximum restrictions. A Member shall receive a [REDACTED*] discount on the total food purchased by the Member and one guest; a [REDACTED*] discount shall be given to a Member and two guests; a [REDACTED*] discount shall be given to the Member with three guests; and the discount shall continue as set forth above, pro-rata, depending upon the number of guests that accompany the Member.

     The participating hotel restaurants shall accept payment in any acceptable form for the total food bill, after crediting the Member with the applicable membership discount. All food


                                          4
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                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



purchase during the participating restaurant's Membership Programme hours are to be ordered form the restaurant's regular menu, including any and all special menus, attachments, or "clipons".

     The amount of the discount shall be exclusive of (a) alcoholic/non-alcoholic beverages; (b) taxes (if applicable); (c) orders made off-premises or through room service; (d) discounted dining specials or hotel promotions independent of participating hotel's Marketing Programme.

     Participating ORBIS hotels shall have the sole responsibility for providing services and maintaining the facilities to provide the benefits described in ORBIS CLUB Membership Programme. payments for any of the services or facilities offered to any Member shall be made directly to the participating ORBIS outlet. It shall be the sole responsibility of the participating ORBIS outlet to satisfy itself as the payment for such services or facilities and under no circumstances shall HMC be liable to ORBIS or any participating ORBIS outlet for any payment for such services or facilities.

     HMC shall not be responsible for the refusal of a Member to honor obligation to pay for lodging, food or services provided by the ORBIS hotels.

     7.   ORBIS COMPENSATION

     In consideration of ORBIS's participation, in the Marketing Programme, ORBIS shall receive [REDACTED*] as more particularly set forth in the expense schedules, which are attached hereto and marked as Attachments C and D which are incorporated by this reference as though fully set forth herein.

     8.   HMC COMPENSATION

     All payments for memberships shall be remitted directly to HMC. The term "payments" as used herein includes payments made in cash, vouchers, caulks, debit cards, credit cards, including, but not limited to, Cakes, Visa, Diner's Club, Carte Blanche, and American Express. Said payments will be processed by HMC on a weekly basis.

     9.   ACCOUNTING AND REPORTING

     Complete and accurate records concerning monetary transactions will be maintained on each Membership Card purchased. HMC will diligently record and report the following information:

     (a)  date and amount of each Membership Card sold;

     (b)  an itemization of operating expenses;

     (c)  the name and account number of the payer;

     (d) date and amounts of costs to be refunded to HMC for cancellations or refunds;


                                          5
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                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



     (e)  dates and payments of customer payments as well as refunds;

     (f)  records concerning any returned caulks.

     Monetary transactions are to be reported on a weekly basis, within three
(3) working days of the last day of each, week (Sunday).

     HMC shall, within thirty (30) working days of ORBIS's receipt of the weekly Sales Reports and related documentation, pay to ORBIS an amount [REDACTED*].

     10.  HOTEL FACILITIES

     ORBIS shall provide various office and lodging facilities free of charge or at an agreed charge as more precisely set forth in attachment D.

     11.  MANAGEMENT INFORMATION SYSTEMS

     As the exclusive marketing representative of the ORBIS CLUB HMC will require certain specific information concerning ORBIS and its participating hotels so that HMC can market an promote the facilities and services of said hotels. Therefore, on the request of HMC, ORBIS or the participating hotel shall provide HMC with information regarding its room accommodations, dining facilities, and services as HMC may reasonably request during the term of this Agreement.

     ORBIS and the Participating ORBIS Hotels shall provide HMC with duly completed vouchers for usage tracking purposes to enable HMC to provide Management Information Services to ORBIS as provide herein below.

     HMC shall provide ORBIS with monthly Member tracking reports providing ORBIS and the Participating ORBIS Hotels return F&B and rooms tracking vouchers as provided for in this Agreement.

     12.  MEMBERSHIP CANCELLATIONS

     Members shall have [REDACTED*] the receipt of their Membership Card to cancel and receive a full refund providing they return all membership material as outlined in the Membership Agreement. If a Member wishes to cancel after the [REDACTED*] period, the HMC shall seek ORBIS's approval before issuing such as refund. Such approval shall not be unreasonable withheld by ORBIS. Any cancellation or refund resulting from poor service, failure to honor the Agreement, or resulting from the conduct of ORBIS, or its agents and employees shall be the liability of ORBIS. Therefore, cancellation incurred directly by HMC shall be entitled to the compensation, as described herein, notwithstanding the refund, replacement or cancellation.


                                          6
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                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



     13.  INDEMNIFICATIONS

     ORBIS shall defend HMC and its representatives against all financial claims of third parties and shall reimburse HMC and its representatives for all justified costs and damages awarded by a final court decision (including but not limited to legal fees and court costs) relating to any failure of ORBIS to provide Members with the benefits conferred by the Membership Programme.

     HMC shall reimburse ORBIS and its representatives for all justified costs and damages related to the default realisation of HMC obligations under this Agreement.

     14.  MARKETING OF MEMBERSHIP PROGRAMME

     HMC shall advise each prospective Membership Programme purchase of the benefits to be derived from becoming a Member, subject to the conditions and limitations contained herein.

     15.  PROMOTION OF MEMBERSHIP PROGRAMME

     A) In promoting and marketing the Membership Programme, HMC shall use its best efforts to sell a minimum of [REDACTED*] memberships annually each year of this Agreement for the participating ORBIS HOTELS in Poland. The sale of the minimum number of memberships, as set forth above, is the target, goal, objective (hereinafter "objective") of the parties hereto, and it shall not be considered a breach of this agreement should HMC not achieve the mutually agreed upon objective. The above annual goal is based on the participation of [REDACTED*] ORBIS Hotels and may change from year to year of this Agreement depending on the number of Participating ORBIS Hotels, which number may be changed by ORBIS.

     B) HMC with the cooperation of ORBIS shall establish eight (8) regional active Programmes in certain cities to sell and promote Memberships of CLUB ORBIS. The anticipated duration of the selling and marketing of the Membership Programme at each ORBIS HOTEL regional marketing location is [REDACTED*] from the time HMC staff arrive at the ORBIS HOTEL regional marketing location. It shall be within HMC's sole discretion to terminate the selling and marketing of the Membership Programme only after the objective, as set forth in Paragraph A above, has been attained. The election to terminate the selling and marketing in a regional active Programme concludes the sales and marketing of the Membership Programme only for the given contract year. In no event shall this provision be interpreted to mean that this Agreement is terminated. This Agreement may only be terminated as set forth hereinbelow.

     C) The provision for further promotion and marketing by HMC for the renewal of the Membership Programme shall commence not earlier than four (4) weeks from the expiration of the earliest Membership Term. At the commencement (or as soon thereafter as the HMC staff can arrive at the Regional Location) of the second year, and each succeeding year thereafter, in which this Club Agreement is in force, a new selling and marketing period of [REDACTED*] shall take place. The terms and provisions of Paragraphs A and B above shall apply with each new annual selling and marketing period.


                                          7
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                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



     16.  TERMINATION

     This Agreement shall remain in effect for a period of [REDACTED*] from the date of its execution and shall be automatically renewed thereafter for [REDACTED*] periods. Either party to this Agreement may terminate the Agreement at the end of each period by giving not less than ninety (90) days written notice to the following addresses:

     HOSPITALITY MARKETING CONCEPTS     ORBIS COMPANY INC
     15751 Rockfield Boulevard          16 BRACKA STR.
     Irvine, California 92716 USA       00-028 WARSAW
                                        POLAND


If Agreement is terminated: -

     (a) by HMC then ORBIS shall not within the Territory be involved, engaged, concerned or interested or promote any programme which is the same or similar to the Membership Programme until the expiration of the validity of the last Membership sold under this Agreement.

     (b) by ORBIS or by a participating hotel or by mutual consent then ORBIS and the participating hotels covenant that they will not jointly or severally within the Territory be involved, engaged, concerned or interested or promote any programme which is the same or similar to the Membership Programme for a period of [REDACTED*] from the expiration of the validity of the last Membership sold under this Agreement.

     17.  ORBIS COVENANTS

     ORBIS hereby covenants with HMC that it will not at any time directly or indirectly:-

     (a)  Disclose or permit to be disclosed any Proprietary Information.

     (b) Utilise or allow to be used any Proprietary Information for its own benefit or for the benefit of any other person or persons or in a manner which might cause loss or be detrimental to HMC.

     (c) Within The Territory be involved, engaged, concerned or interested in any other business or course of conduct in respect of which use or disclosure of Proprietary Information could arise.

     (d) Without the express written consent of HMC extend the validity of the Membership Card.

     For the avoidance of doubt, all Proprietary Information remains at all times during the course of and subsequent to the termination of this Agreement the exclusive property of HMC.


                                          8
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                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



     18.  HMC COVENANTS

     HMC covenants with ORBIS that it will not sell or promote a similar or same Membership Programme in cities in Poland where a Participating ORBIS Hotel may exist as long as this Agreement is in force.

     In addition, HMC covenants with ORBIS that it will not disclose to any third party any information regarding ORBIS's turnover, occupancy rates and all financial information delivered to HMC by ORBIS or ORBIS hotels participating in the Programme and any other information, which will be named as confidential by ORBIS or ORBIS hotel participating in the Programme.

     19.  ASSIGNMENT

     This Agreement, and those rights granted hereunder, will bind and inure to the benefit of the successors and assigns of the parties. HMC may assign this Agreement to another HMC company upon thirty (30) days written notice to ORBIS.

     20.  SEPARATION OF PROVISIONS

     Each provision of this Agreement is separable and if any other provision is determined to be invalid, no other provision of this Agreement shall be affected and shall remain in full force and effect.

     21.  PREVIOUS AGREEMENT

     This Agreement supersedes all previous agreements, written or oral, between the parties hereto and may be modified only by the written mutual agreement of the parties.

     22.  NOTICES

     All notices required to be sent by either party to this Agreement to the other shall be sent by registered or certified mail to the respective addresses listed in paragraph 16, hereinabove.

     23.  LAW AND LITIGATION

     This Agreement shall be governed by Polish law, in any and all matters, such as interpretation, meaning and construction of this Agreement. If either party hereto brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in such action shall be entitled to an award of reasonable costs of litigation, including legal fees, in such amount as may be determined by the court having jurisdiction in such action.

     24.  JOINT VENTURE

     This Agreement shall neither constitute a Joint Venture Agreement between HMC and ORBIS nor a Joint Venture Agreement between HMC and the participating ORBIS hotels for the marketing and sale of the Membership Programme.


                                          9
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                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



     25.  EMPLOYEES

     HMC and ORBIS confirm and agree that throughout the Agreement Term and for a period of [REDACTED*] thereafter neither party hereto shall solicit, entice or procure the employee of the other party hereto.

     26.  COUNTERPARTS

     This Agreement may be executed in counterparts.

     27.  THE EFFECTIVE DATE OF THIS AGREEMENT

     This Agreement shall become effective on the day of registration by the respective court for commercial cases of the company HMC Poland Spolka z o.o. and the assignment by HMC to HMC Poland Spolka z o.o. all rights and obligations under this Agreement, which shall be notified by HMC to ORBIS in writing.

     28.  ATTACHMENTS

     The following documents attached to this Agreement are hereby incorporated herein by this reference and shall form an integral part hereof.

     A-   SERVICES, FACILITIES, AND MEMBERSHIP BENEFITS/INCENTIVES

     B-   LIST OF PARTICIPATING HOTELS

     C-   EXPENSE SCHEDULE PROGRAMME

     D-   EXPENSE SCHEDULE ORBIS FACILITIES

     E-   "ORBIS GOLDEN CLUB" PLAN

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

HMC

BY:  /s/
     -------------------------
ITS:

ORBIS

BY:  /s/
     -------------------------
ITS:

BY:  /s/
     -------------------------
ITS:

                                        This constitutes a fair and accurate
                                        English translation of the underlying
                                        agreement

                                        By: /s/ Philip G. Hirsch
                                           --------------------------------
                                           Philip G. Hirsch


                                          10
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                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                          MARKETING AGREEMENT ATTACHMENT A

                   SERVICES, FACILITIES AND, MEMBERSHIP BENEFITS


ORBIS engages HMC to promote and market the following restaurants and Hotel services:

A.   ORBIS PARTICIPATING HOTEL dining facilities:

     [REDACTED*] in all the restaurants of the ORBIS during their regular opening hours subject to exclusions and limitations contained in paragraph 6 of the Marketing Agreement.

B.   Room incentive and benefits:

     1. [REDACTED*] off published rates or best available public rates upon presentation of a valid Membership Card valid all week. Transferable bookings allowed subject to space availability restrictions. Member need not to be present at time of his/her guest check-in to qualify for the above rates.

     2. [REDACTED*] in a double room at any participating ORBIS Hotel, breakfast not included. Valid Friday, Saturday, or Sunday nights. Nontransferable, subject to availability and prior reservations. This benefit is provided upon presentation of a voucher to be given to each Member of the Club.

C.   Conference benefits:

     1. [REDACTED*] off normal space rental fee on weekdays, Monday through Friday.

     2.   [REDACTED*] of normal space rental fee on weekends, Saturday & Sunday.

     Above conference benefits are subject to availability and prior reservations. Not valid for Food and Beverage services.

D. Membership Cards will not be honored on the following dates: New Year's Eve and New Year's Day/


                                          11
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                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                         MARKETING AGREEMENT ATTACHMENT B.
                            LIST OF PARTICIPATING HOTELS



                     LIST OF PARTICIPATING ORBIS HOTELS IN POLAND


                                          12
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                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                          MARKETING AGREEMENT ATTACHMENT C.
                                   EXPENSE SCHEDULE


     As used in the Marketing Agreement, The term "Operating Expenses", including but is not limited by the following:

A. A fee for services of [REDACTED*]. Programme Management bonuses and incentives not to exceed [REDACTED*]. The Programme Manager and Assistant Programme Manager round trip transportation to the Programmes. Assistant Managers as required [REDACTED*].

B. When and if deemed necessary by HMC for the benefit of the Programmes on Operations Manager will be placed into the Programmes and charged as an Operational Expense at a fee of [REDACTED*] plus travel expenses.

C.   [REDACTED*]

D. [REDACTED*] for the financial management of the Programme of Audits as may be required by Government authorities or ORBIS accountants or legal representatives.

E.   [REDACTED*]

F.   [REDACTED*]

G.   [REDACTED*]

H.   [REDACTED*].  Services listed in this item may be provided by HMC.

I.   [REDACTED*]

J. [REDACTED*] will be charged to the Marketing Programme for tracking and Management Information Services.

K In addition to standard telephone and printing reserves, HMC will withhold and a weekly basis during the Marketing Programme [REDACTED*] as reserve to cover contingencies and cancellations. A final audit will be performed ninety (90) days after the conclusion of the Marketing Programme at which time remaining funds will be distributed according to the Agreement.

L.   Other expenses as mutually agreed to in writing by both parties.


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                              *CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                              OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                          MARKETING AGREEMENT ATTACHMENT D.
                                   EXPENSE SCHEDULE


     In each of the eight (8) regional Marketing Programme HMC will required office and lodging facilities, which HMC agrees to pay for, as a Programme expense, where required at a substantial reduction to be negotiated with each of the ORBIS hotels participating in the Programme, but in any case a lodging rate
shall [REDACTED*].   All charges paid for facilities whether to ORBIS or a
participating ORBIS Hotel or and outside suppler shall be deemed [REDACTED*].

     HMC will also require about 12 telephone lines and instruments in each location that ORBIS may supply or help arrange the supply of such lines and instruments. [REDACTED*].

     The following facilities and services will be required in each of the eight location:

     (a) ORBIS shall provide or arrange for office space, with a minimum of about fifty (50) square meters with windows. Said office space will be utilized by HMC over the selling and marketing of the Membership Programme as set forth in Paragraph 15 above, and must be adequate to sustain up to twenty (20) telemarketing stations, secretarial space and a storage area for filing and ancillary materials;

     (b) Two single sleeping rooms which will serve as the residence of the Programme Manager and Assistant Programme Manager during the term of the promotion of the Membership Programme as set forth in paragraph 16 above;

     (c) Such photocopies as are reasonable required to enable HMC to adequately run the programmes and furnish ORBIS with the details of weekly and daily reports and other required information. [REDACTED*].

     (d) Meals for HMC Corporate Management and the Programme Manager, Assistant Programme Manager, and Programme Secretary in the Hotel staff canteen, restaurants, or room Service at [REDACTED*], except for meals at the staff canteens. [REDACTED*].

     All other expenses incurred by HMC in providing the services herein specified shall be deemed [REDACTED*], as set forth in the attachments hereto, which are hereby incorporated herein by this reference.


                                          14